                                                                    EXHIBIT 10.3




                         BOLDER TECHNOLOGIES CORPORATION


                                  COMMON STOCK
                               PURCHASE AGREEMENT

                                  JULY 9, 1999

                                TABLE OF CONTENTS

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                                                                                                               PAGE
1.       Agreement to Sell and Purchase...........................................................................1

         1.1      Authorization of Shares.........................................................................1

         1.2      Sale and Purchase...............................................................................1

2.       Closing, Delivery and Payment............................................................................1

         2.1      Closing.........................................................................................1

         2.2      Delivery........................................................................................2

3.       Representations and Warranties of the Company............................................................2

         3.1      Organization, Good Standing and Qualification...................................................2

         3.2      Capitalization..................................................................................2

         3.3      Authorization; Binding Obligations..............................................................3

         3.4      SEC Documents; Financial Statements.............................................................3

         3.5      No Material Adverse Change......................................................................4

         3.6      Liabilities.....................................................................................4

         3.7      Title to Properties and Assets; Liens, Etc......................................................4

         3.8      Intellectual Property...........................................................................4

         3.9      No Conflicts....................................................................................4

         3.10     No Consents.....................................................................................5

         3.11     Litigation......................................................................................5

         3.12     Offering Valid..................................................................................5

         3.13     Compliance with Laws............................................................................5

         3.14     Permits.........................................................................................5

4.       Representations and Warranties of the Purchasers.........................................................5

         4.1      Requisite Power and Authority...................................................................5

         4.2      Investment Representations......................................................................6

                  (a)      Purchaser Bears Economic Risk..........................................................6

                  (b)      Acquisition for Own Account............................................................6

                  (c)      Purchaser Can Protect Its Interest.....................................................6

                  (d)      Accredited Investor....................................................................6

                  (e)      Rule 144...............................................................................6

                  (f)      Residence..............................................................................7

         4.3      Transfer Restrictions...........................................................................7


                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

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                                                                                                               PAGE
         4.4      Legend..........................................................................................7

5.       Conditions to Closing....................................................................................7

         5.1      Conditions to Purchasers' Obligations at the Closing............................................7

                  (a)      Representations and Warranties True; Performance of Obligations........................7

                  (b)      Legal Investment.......................................................................7

                  (c)      Consents, Permits, and Waivers.........................................................8

                  (d)      Registration Rights Agreement..........................................................8

                  (e)      Legal Opinion..........................................................................8

                  (f)      Proceedings and Documents..............................................................8

         5.2      Conditions to Obligations of the Company........................................................8

                  (a)      Representations and Warranties True....................................................8

                  (b)      Performance of Obligations.............................................................8

                  (c)      Registration Rights Agreement..........................................................8

                  (d)      Consents, Permits, and Waivers.........................................................8

6.       Miscellaneous............................................................................................8

         6.1      Governing Law...................................................................................8

         6.2      Survival........................................................................................9

         6.3      Successors and Assigns..........................................................................9

         6.4      Entire Agreement................................................................................9

         6.5      Severability....................................................................................9

         6.6      Amendment and Waiver............................................................................9

         6.7      Notices.........................................................................................9

         6.8      Expenses.......................................................................................10

         6.9      Attorneys' Fees................................................................................10

         6.10     Titles and Subtitles...........................................................................10

         6.11     Counterparts...................................................................................10

         6.12     Broker's Fees..................................................................................10

         6.13     Exculpation Among Purchasers...................................................................10



                                      ii.

                                INDEX OF EXHIBITS
                                -----------------


Schedule of Purchasers                      Exhibit A

Amended and Restated Certificate
  of Incorporation                          Exhibit B


Registration Rights Agreement               Exhibit C

Opinion of Cooley Godward LLP               Exhibit D

                         BOLDER TECHNOLOGIES CORPORATION

                         COMMON STOCK PURCHASE AGREEMENT


         THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is entered into as of this 9th day of July, 1999, by and among BOLDER TECHNOLOGIES CORPORATION, a Delaware corporation (the "COMPANY"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "PURCHASERS" and each individually as a "PURCHASER").

                                    RECITALS

         WHEREAS, the Company has authorized the sale and issuance of an aggregate of up to 763,215 shares of its Common Stock (the "SHARES");

         WHEREAS, Purchasers desire to purchase the Shares on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE

         1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in
Section 2 below), the Company shall have authorized the sale and issuance to Purchasers of the Shares. The Shares shall have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company, in the form attached hereto as Exhibit B (the "RESTATED CERTIFICATE").

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined), the Company hereby agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser's name on Exhibit A at a purchase price of $7.00 per share.

2.       CLOSING, DELIVERY AND PAYMENT

         2.1 CLOSING. The closing of the sale and purchase of the Shares under this Agreement (the "CLOSING") shall take place on the date hereof, at the offices of Cooley Godward LLP, 2595 Canyon Boulevard, Suite 250, Boulder, Colorado 80302 or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the "CLOSING DATE").


                                       1.

         2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers certificates representing the number of Shares to be purchased at the Closing by each Purchaser, against payment of the purchase price therefor by wire transfer made payable to the order of the Company.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         For purposes of this Agreement, "SEC DOCUMENTS" means, with respect to any date or time referred to in this Agreement, all reports, registration statements and definitive proxy statements filed by the Company (together with any amendments required to be made with respect thereto) with the Securities and Exchange Commission (the "COMMISSION") subsequent to December 1, 1997 and prior to the date hereof, including all exhibits and schedules thereto and any documents incorporated therein by reference. In addition, "RULES AND REGULATIONS" means the rules and regulations adopted by the Commission under the Securities Act of 1933, as amended (the "SECURITIES ACT") or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as applicable. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated," "described" or "disclosed" in the SEC Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated in the SEC Documents.

         Except as otherwise described or disclosed in the SEC Documents, the Company (except where the context requires otherwise, for the purposes of this Section 3, the "Company" shall mean the Company as well as its wholly-owned subsidiaries) hereby represents and warrants to each Purchaser as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Registration Rights Agreement, in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT"), to issue and sell the Shares and to carry out the provisions of this Agreement, the Registration Rights Agreement and the Restated Certificate and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to be so qualified or licensed would not have a material adverse effect on the condition, financial or otherwise, results of operations or business of the Company, taken as a whole (a "MATERIAL ADVERSE EFFECT"). The Company has no subsidiaries, corporate or otherwise.

         3.2 CAPITALIZATION. The authorized capital stock of the Company, immediately prior to the Closing, will consist of (a) 25,000,000 shares of Common Stock, of which 11,005,127 shares were issued and outstanding as of June 30, 1999, and of which 2,342,571 shares are reserved or will be reserved in the future for issuance by the Company to key employees, consultants and others affiliated with the Company pursuant to stock grant, stock purchase and/or option plans or any other stock incentive program, arrangement or agreement approved by the Company's Board of Directors, and (b) 5,000,000 shares of Preferred Stock, of which 336,200



                                       2.

shares are designated Series A Convertible Preferred Stock, all of which are issued and outstanding, and of which 250,000 shares are designated Series B Junior Participating Preferred Stock, none of which are issued and outstanding. All issued and outstanding shares of the Company's Common Stock and Preferred Stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Certificate. Except with respect to (i) the Company's Rights Agreement dated as of January 23, 1998, (ii) the Company's outstanding shares of Series A Convertible Preferred Stock, (iii) the Company's 1996 Employee Stock Purchase Plan, (iv) the Company's 1996 Equity Incentive Plan, (v) warrants to purchase Common Stock described in the SEC Documents, or (vi) as may be granted pursuant to this Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement and the Restated Certificate, the Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances.

         3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and pursuant to the Restated Certificate has been taken or will be taken prior to the Closing. The Agreement and the Registration Rights Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (ii) general principles of equity that restrict the availability of equitable remedies and
(iii) to the extent that the enforceability of the indemnification provisions of the Registration Rights Agreement may be limited by applicable laws.

         3.4 SEC DOCUMENTS; FINANCIAL STATEMENTS. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations. As of their filing date, none of the SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a document subsequently filed with the Commission. The SEC Documents constitute all reports, registration statements, proxy statement and other filings required to be made by the Company pursuant to the Securities Act and the Exchange Act subsequent to December 1, 1997. All material contracts and other documents of the Company required to be filed as exhibits to the SEC Documents have been filed as required. The financial statements of the Company, together with the related notes thereto, included in the SEC Documents comply as to form in all material respects with the Rules and Regulations, have been prepared in conformity with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto) and fairly present in all material respects the Company's financial position at the dates thereof and the Company's results of operations, changes in stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments which will not be material in amount or significance).



                                       3.

         3.5 NO MATERIAL ADVERSE CHANGE. Since December 31, 1998, there has been no material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, results of operations or business of the Company taken as a whole, whether or not arising in the ordinary course of business. Since December 31, 1998, (i) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, other than regularly scheduled dividend payments on the Company's outstanding Series A Convertible Preferred Stock.

         3.6 LIABILITIES. The Company does not have any liability or obligation (whether accrued, absolute, contingent, matured, unmatured or other) which if known would be required to be reflected in the Company's financial statements in accordance with generally accepted accounting principles, except for any such liability or obligation which (i) has been reflected in the Company's balance sheet at December 31, 1998 or (ii) has arisen in the ordinary course of business since December 31, 1998, consistent with past practices.

         3.7 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, and good title to its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge.

         3.8 INTELLECTUAL PROPERTY. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed would violate, any proprietary rights of any other person, nor is the Company aware of any basis for the foregoing.

         3.9 NO CONFLICTS. None of the Company's issue and sale of the Common Stock, the execution or delivery of this Agreement and the Registration Rights Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of the Company pursuant to the terms of, (i) the Restated Certificate or by-laws of the Company, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which its properties or assets is or may be subject, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of their respective activities or properties except, in the case of clauses (ii) and (iii), such defaults, impositions and violations that would not have a Material Adverse Effect.

         3.10 NO CONSENTS. No consent, approval, authorization or order of, and no filing with, any court, arbitrator, regulatory body, government agency or other body, domestic or foreign, is required for the execution, delivery or performance of this Agreement, the Registration Rights


                                       4.

Agreement (execution and delivery only) or the transactions contemplated hereby or thereby, except (i) the filing of a Form D with the Commission relating to the sale of the Shares, (ii) such additional steps as may be required by the Commission, and (iii) such additional steps as may be necessary to qualify the Shares for sale by the Purchasers under state securities or Blue Sky laws.

         3.11 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company which (i) questions the validity of the capital stock of the Company or of this Agreement or the Registration Rights Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Registration Rights Agreement, or (ii) would be reasonably likely to result in a Material Adverse Effect.

         3.12 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.2 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         3.13 COMPLIANCE WITH LAWS. The Company's business has been conducted in compliance with all applicable laws and regulations of governmental authorities, except for such violations that have been cured or that, individually or in the aggregate, would not be reasonably likely to result in a Material Adverse Effect.

         3.14 PERMITS. To the knowledge of the Company, the Company has all franchises, permits, licenses and other authority necessary for its business as now being conducted and believes it can obtain, without undue burden or expense, any similar authority for its business as planned to be conducted. The Company is not in default in any material respect under any such franchise, permit, license or other authority.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

         4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Registration Rights Agreement and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Registration Rights Agreement have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Registration Rights Agreement will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (ii) general principles of equity that restrict the availability of equitable remedies and (iii) to the extent that the enforceability of the indemnification provisions of the Registration Rights Agreement may be limited by applicable laws.


                                       5.

         4.2 INVESTMENT REPRESENTATIONS. Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

             (A) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that except as required by the Registration Rights Agreement, the Company has no intention of registering the Shares. Purchaser also understands that there is no assurance that any registration under the Registration Rights Agreement or exemption from registration under the Securities Act will be available and that, even if available, such registration or exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

             (B) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

             (C) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

             (D) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

             (E) RULE 144. Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

             (F) RESIDENCE. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on Exhibit A.

         4.3 TRANSFER RESTRICTIONS. Each Purchaser agrees that Purchaser shall in no event make any disposition of all or any portion of the Shares unless and until (i) there is then in effect



                                       6.

a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or (ii) (A) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) if requested by the Company, Purchaser shall have furnished the Company with an opinion of Purchaser's own counsel to the effect that such disposition will not require registration of such Shares under the Securities Act and (C) such opinion of Purchaser's counsel shall have been concurred in by counsel for the Company, such concurrence not to be unreasonably withheld, and the Company shall have advised Purchaser of such concurrence. Each Purchaser acknowledges and agrees that all certificates representing the shares shall have endorsed thereon the following legend

         4.4 LEGEND. Each Purchaser acknowledges and agrees that all certificates representing the Shares shall have endorsed thereon the following legends:

             (A) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

             (B) Any legend required by appropriate state Blue Sky officials.

5.       CONDITIONS TO CLOSING

         5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. Purchasers' obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

             (A) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

             (B) LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the Shares and the proposed issuance of the Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

             (C) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Registration Rights Agreement (except for such as may be properly obtained subsequent to the Closing).

             (D) REGISTRATION RIGHTS AGREEMENT. A Registration Rights Agreement, substantially in the form attached hereto as Exhibit C, shall have been executed and delivered by the parties thereto.


                                       7.

             (E) LEGAL OPINION. The Purchasers shall have received an opinion, dated as of the Closing Date, from Cooley Godward LLP, legal counsel to the Company, in the form attached hereto as Exhibit D.

             (F) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

             (A) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct in all material respects at the date of each Closing, with the same force and effect as if they had been made on and as of said date.

             (B) PERFORMANCE OF OBLIGATIONS. Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchasers on or before each Closing.

             (C) REGISTRATION RIGHTS AGREEMENT. A Registration Rights Agreement, substantially in the form attached hereto as Exhibit C, shall have been executed and delivered by the Purchasers.

             (D) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Investors' Rights Agreement (except for such as may be properly obtained subsequent to the Closing).

6.       MISCELLANEOUS

         6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and performed entirely in New York, except that the Delaware General Corporation Law will govern as to matters of corporate law.

         6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs,


                                       8.

executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

         6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto, including the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         6.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.6 AMENDMENT AND WAIVER.

             (A) This Agreement may be amended or modified only upon the written consent of the Company and holders of a majority of the Shares (which have not been sold to the public).

             (B) The obligations of the Company and the rights of the holders of the Shares under the Agreement may be waived only with the written consent of the holders of a majority of the Shares (which have not been sold to the public).

         6.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address as set forth on Exhibit A hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

         6.8 EXPENSES. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

         6.9 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         6.10 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                                       9.

         6.12 BROKER'S FEES. Each party hereto represents and warrants that except for the fees payable to John G. Kinnard & Co.(which fees shall be the sole responsibility of the Company), no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.12 being untrue.

         6.13 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Shares.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                       10.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                         BOLDER TECHNOLOGIES CORPORATION


                         By:
                            ---------------------------------------
                            Name: Daniel S. Lankford
                            Title: President and Chief Executive Officer


Accepted as of the date first above written:

PURCHASER

LEGAL NAME OF PURCHASER:
                        --------------------------------------------------------

By:
   --------------------------------

Name:
     ------------------------------

Title:
      -----------------------------

Date:
     ------------------------------



                                      11.